SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 14, 2002

                               ION NETWORKS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                        000-13117               22-2413505
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)


       1551 South Washington Avenue
         Piscataway, New Jersey                               08854
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(Address of Principal Executive Offices)                   (Zip Code)


 (Registrant's telephone number, including area code):   (732) 529-0100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
          -------------

          On February 14, 2002, Ion Networks, Inc. (the "Company"), issued a press release announcing the closing of a private placement of its common stock and common stock purchase warrants.

          A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         Exhibit No.           Description
         -----------           -----------

            99.1 Press Release of the Company, dated February 14, 2002, announcing the closing of a private placement of its common stock and common stock purchase warrants.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 14, 2002                ION NETWORKS, INC.


                                        By: /s/ Cameron Saifi
                                            --------------------------
                                            Cameron Saifi
                                            COO, EVP and Secretary

                                  EXHIBIT INDEX


         Exhibit No.           Description
         -----------           -----------

            99.1               Press Release of the Company, dated February 14,
                               2002